Exhibit 32.1

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant To Section 906 of

The Sarbanes-Oxley Act of 2002

In connection with the accompanying quarterly report on Form 10-Q of Scoop Media, Inc. for the quarter ended February 28, 2013, I, Awais Khan Chief Executive Officer and Chief Financial Officer of Scoop Media, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such quarterly report of Form 10-Q for the quarter ended February 28, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such quarterly report of Form 10-Q for the quarter ended February 28, 2013, fairly represents in all material respects, the financial condition and results of operations of Scoop Media, Inc.

Dated: April 18, 2013	/s/ Awais Khan
President, Chief Executive Office, Chief Financial Officer, Secretary and Treasurer
(Principal Executive Officer and Principal Financial Officer)